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                                                                 EXHIBIT 10.25.3

                                FOURTH AMENDMENT
             GROUP PURCHASING ORGANIZATION PARTICIPATION AGREEMENT

         This Fourth Amendment to Group Purchasing Organization Participation Agreement ("Amendment") is entered into as of the 13th day of June, 2000, by and between QUORUM HEALTH GROUP, INC. ("Quorum"), a Delaware Corporation and PREMIER PURCHASING PARTNERS, L.P., f/k/a APS Healthcare Purchasing Partners, L.P. (the "Partnership") a California Limited Partnership.

         WHEREAS, Quorum and the Partnership entered into a Group Purchasing Organization Participation Agreement (the "GPO Agreement") dated November 30, 1995, which was amended by a First Amendment to Group Purchasing Organization Participation Agreement (the "First Amendment") dated June 1, 1997, a Second Amendment to Group Purchasing Organization Agreement effective as of December 31, 1999 (the "Second Amendment"), and a Third Amendment to Group Purchasing Organization Participation Agreement dated March ___, 2000 (the "Third Amendment"). The GPO Agreement, the First Amendment, the Second Amendment and the Third Amendment are collectively referred to herein as the Agreement; and

         WHEREAS, the parties have entered into discussions to extend and modify their relationship and desire to further amend certain provisions of the Agreement as further set forth herein.

         NOW THEREFORE, in consideration of the foregoing, the parties hereby amend the Agreement as follows:

         1. Section 1 of the Second Amendment is amended by inserting the words, "and the calendar quarter ending September 30, 2000." after the words, "ending June 30, 2000".

         2. Section 1 of the Third Amendment is amended by replacing the date "March 31, 2000" with the date "September 30, 2000."

         3. Any provisions of the Agreement not amended herein shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives.


PREMIER PURCHASING PARTNERS, L.P.                QUORUM HEALTH GROUP, INC.
("Purchasing Partners")

By: PREMIER PLANS, L.L.C.
    Its General Partner

    By:                                          By:
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    Printed Name:                                Printed Name:
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    Title:                                       Title:
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